Exhibit 99.2

CATALINA MARKETING®

2005 Investor Conference

May 25, 2005

Dick Buell Presentation

CATALINA MARKETING®

Catalina Marketing: Simply Smart Marketing

Unequalled Consumer Insights

Unique and Superior Marketing Results

Delivered Wherever and Whenever Consumer Goods and Healthcare Products are Sold

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CATALINA MARKETING®

Catalina’s Value Proposition

Consumers

Relevance

Savings

Rewards

Information

Retailers

$3.4 B in Mfg Incentives

Data Management

Analytics

Consumer Loyalty Program Design

Manufacturers

Access to 300+ MM Trans/Week

Consumer Insight

Efficient Sales

Equity and Awareness Solutions

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CATALINA MARKETING®

Catalina Today: Actual Consumer Data, Intelligent Solutions, Efficient Media

CAPTURE

Consumer Purchase Behavior

Transactional

Historical

35,900+ Stores

300MM+ Trans/Week

CREATE

Design Solutions Based Insight

Build Equity

Drive Volume

Increase Trips

Increase Order Sizes

Educate and Inform

COMMUNICATE

Over 5 Billion Annually

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CATALINA MARKETING®

Growth is Key: CMC FY05 Successes

- Vision Defined
- Strategic Refocus: Four Businesses Divested
- Business Unit Revenue Growth Reestablished
- Record Profits Delivered
- Retail Network Secured
  - CHR: Nearly 90%
  - CMS: Over 80%
- New Products Introduced
  - CCM
  - Advertising
  - PatientLink™ - IQ
  - Data Mining
- New Channels Pursued
  - Do It Yourself
  - Drug
  - Mass
  - Government
- New Geographies Targeted
- Management Team Strengthened

Confidential© 2005 Catalina Marketing Corporation.
Reproduce by permission only.

5

CATALINA MARKETING

Revenue Growth Reestablished (millions)

CMC Revenues ($ millions)

$385.5

$64.7

$30.0

$291.5

$397.1

$49.6

$66.2

$282.1

$410.1

$64.1

$76.2

$269.6

2-yr CAGR

CMC

CMI

CHR

CMS

3.1%

46.2%

8.5%

(3.8%)

FY ‘04

FY ‘03

FY ‘05

CMI

CHR

CMS

*FY03 and FY04 exclude DMS, CMRS, Japan Billboard, and the CHR revenue adjustment. Consolidated figures exclude corporate/ elimination amounts in FY ‘03 to FY ‘05 of ($0.7M), ($0.8M), and $0.2M, respectively.

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CATALINA MARKETING®

Direct Costs Managed

Direct Costs *

(% to Sales)

38.3%

35.4%

31.5%

6.8% Improvement

FY ‘04

FY ‘03

FY ‘05

*Excludes discontinued operations.

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CATALINA MARKETING®

SG&A Controlled

SG&A * (% to Sales)

31.4%

31.5%

28.4%

29.0%

FY ‘04

FY ‘03

FY ‘05

*Excludes discontinued operations.

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CATALINA MARKETING®

Income From Continuing Operations Bridge

Fiscal 05 Improvements ($ millions)

($4.7)

$6.9

$68.6

$9.0

$60.4

($6.9)

$1.2

$2.7

Corp

Int’l

CHR

CMS

Sales

Tax

Accr

CHR

Audit

FY04

FY05

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CATALINA MARKETING®

Revenue Performance (Pro Forma)*

5 Year CAGR = 6.9%

$ 410

$ 397

$ 386

$ 375

$ 343

$ 294

2005

2004

2003

2002

2001

2000

*Pro forma results exclude discontinued operations and the CHR revenue restatement.

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CATALINA MARKETING®

Record EPS Performance (Pro Forma)*

EPS Growth Outstanding

$1.31

$1.02

$1.01

$0.96

$0.78

$0.51

CAGR

5-yr

3-yr

1-yr

20.8%

9.1%

28.4%

2005

2004

2003

2002

2001

2000

*Pro forma results exclude discontinued operations and the CHR revenue restatement.

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CATALINA MARKETING®

Capital Expenditures and Investments Solid* (in millions)

$26.4

$5.4

$4.8

$16.2

$22.5

$7.2

$5.6

$9.7

$44.1

$10.5

$10.1

$23.5

FY ‘05

FY ‘04

FY ‘06

Maintenance

Productivity

Growth

*Pro forma results exclude discontinued operations.

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CATALINA MARKETING®

Quality and Quantity in Earnings

Operating cash flow significant

Free cash flow strong

EPS growth performance

$3.00

4-year CAGR: 10.7%

$2.40

$2.22

$2.50

$2.12

$1.77

$1.70

$2.00

4-year CAGR: 25.7%

$1.48

$1.31

$1.40

$1.16

$1.50

4-year CAGR: 13.8%

$0.96

$0.78

$1.00

$1.01

$0.95

$1.02

$0.68

$0.50

$0.00

FY04

FY03

FY02

FY01

FY05

EPS *

Free Cash Flow per Share *

Operating CF per Share *

*Pro Forma excludes discontinued operations and the CHR revenue restatement.

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CATALINA MARKETING®

Share Repurchase (in millions)

$55.8MM Available as of March 31, 2005

Repurchase Program

Repurchased Shares

($ millions)

(millions)

$72.0

3.1

$44.2

$46.5

1.6

1.7

0.8

$13.3

$15.8

0.5

FY ‘04

FY ‘03

FY ‘02

FY ‘01

FY ‘05

FY ‘04

FY ‘03

FY ‘02

FY ‘01

FY ‘05

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CATALINA MARKETING®

CMS FY05 Key Successes

CCM

Retail Renewals

Manufacturer Renewals

Walgreens

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CATALINA MARKETING®

CHR: FY05 Key Successes

Exceeded Sales and Profit Goals

Completed Reorganization

Key Retailers Renewed

Launched Growth Platforms

Rebranded Newsletter as PatientLink™

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CATALINA MARKETING®

CMI FY05 Results/Achievements

Japan 05 Restructuring

Manufacturing clients focus generated 43% revenue growth (Yen)

Restructured SG&A (30% headcount)

UK 05 Successful Contract Execution

Top-five retail chain rollout complete

Profitability platform business development resulted

German Successful Launch of Network

Three top-ten retailers pilot programs (Edeka SW, Globus and Metro)

Large CPG pilot contracts (e.g. Danone, Nestle, P&G, Unilever, Sara Lee)

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CATALINA MARKETING®

New Business Development FY05 Successes

New Channels

Mass Test

Walgreens

C-Store

Wal*Mart Roadmap

Dollars

Specialty Retailers

New Products

RDOLI

Advertising

Loyalty Quotient

Data Mining

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CATALINA MARKETING®

CMC Opportunities: FY06 and Beyond

CHR
Government Clients

Walgreens Rollout

Color Printer

IQ Intelligent
Queries

New Product
Development

Total Rewards
Project

PatientLink™

Media Positioning

SOX

Q-Release

European Rollouts

Chain
Expansion

Specialty Retailers,
Adjacent Channels

Japan
Expansion

CCM
Full Year, Full Scale

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Reproduce by permission only.

19

CATALINA MARKETING

How Catalina Will Become a $750MM Company

$750

New Development

$50

CHR

$150

$150

CMI

$410

$76

$64

CMS

$400

$270

FY05 8-10 Yrs.

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CATALINA MARKETING®

Financial Goals

Income Outlook

CMC will achieve:

Mid single-digit sales growth

Low double-digit profit growth

Investments on income statement creates sustained profitable growth

EBIT strong

EBITDA sustained

EPS outstanding

Cash generated

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CATALINA MARKETING®

Financial Goals

Investments

$180 Capital Expenditures next 5 years

$330 Free Cash Flow next 5 years

Cash Priorities

Core growth

Stock repurchase

Dividends

Acquisitions

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CATALINA MARKETING®

Catalina Marketing: Simply Smart Marketing

Unequalled Consumer Insights

Unique and Superior Marketing Results

Delivered Wherever and Whenever Consumer Goods and Healthcare Products are Sold

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CATALINA MARKETING®